SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003

OPSWARE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32377	94-3340178
(Commission File Number)	(IRS Employer Identification No.)

599 N. Mathilda Avenue, Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)

(408) 744-7300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Exhibit Title

99.01	Press Release, dated August 21, 2003, issued by Opsware Inc.*

*	This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.    Results of Operations and Financial Condition.

On August 21, 2003, Opsware Inc. issued a press release announcing its results for the second fiscal quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99.01 to this report.

The information contained in this report and exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPSWARE INC.

Dated:	August 21, 2003	/s/ SHARLENE P. ABRAMS
Sharlene P. Abrams Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.01	Press Release, dated August 21, 2003, issued by Opsware Inc.*

*	This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.